UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of New Notes

On June 9, 2021, Devon Energy Corporation (the “Company”) completed its previously announced private offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible noteholders, as described below) of the approximately $2.0 billion aggregate principal amount of outstanding notes of WPX Energy, Inc. (the “WPX Notes”) for new notes issued by the Company (the “Devon Notes”), and, of the total aggregate principal amount of WPX Notes outstanding, approximately $1.96 billion, or 97.45%, were exchanged for Devon Notes. The Devon Notes were issued pursuant to an indenture, dated as of July 12, 2011 (the “Devon Base Indenture”), between the Company and UMB Bank, National Association, as trustee (the “Devon Trustee”), as supplemented by Supplemental Indenture No. 6 and Supplemental Indenture No. 7, each dated as of June 9, 2021 (the “Devon Supplemental Indentures” and, together with the Base Indenture, the “Devon Indenture”), between the Company and the Devon Trustee. The Indenture limits the ability of the Company to incur liens, consolidate, merge or sell its assets, in each case subject to certain exceptions and qualifications set forth in the Indenture. In connection with the Exchange Offers, the Company also paid cash consideration of $1,963,219 in the aggregate, to holders of WPX Notes that validly tendered WPX Notes in the Exchange Offers.

Each of the Devon Notes issued in the Exchange Offers have the same interest payment and maturity dates, interest rate and, except as set forth in the Offer to Exchange and Consent Solicitation Agreement, dated May 10, 2021 (the “Offer to Exchange”), redemption provisions, as the corresponding series of WPX Notes exchanged. The aggregate principal amount of each series of Devon Notes issued in the Exchange Offers are as follows:

Devon Notes Series and Interest Rates	Aggregate Principal Amount
8.250% Notes due 2023	$224,079,000
5.250% Notes due 2024	$465,268,000
5.250% Notes due 2027	$377,557,000
5.875% Notes due 2028	$322,488,000
4.500% Notes due 2030	$573,827,000

The Exchange Offers have expired, and are no longer open to participation by any holders of the WPX Notes. The Devon Notes were offered for exchange to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Devon Notes were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

In connection with the Exchange Offers and as described in greater detail in the Offer to Exchange, the Company entered into a registration rights agreement, dated as of June 9, 2021 (the “Registration Rights Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, pursuant to which the Company is obligated to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange each series of Devon Notes for new notes registered under the Securities Act and to use commercially reasonable efforts to file a shelf registration statement to cover resales of the Devon Notes under the Securities Act in the event that the Company determines that a registered exchange offer is not available or may not be completed.

The above description is qualified in its entirety by reference to the terms of the Devon Base Indenture (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on July 12, 2011), the Devon Supplemental Indentures and the Registration Rights Agreement. The Devon Supplemental Indentures and Registration Rights Agreement are filed as Exhibits 4.2, 4.3 and 10.1, respectively, to this report.

Consent Solicitation – Supplemental Indenture

In connection with the Exchange Offer, the Company solicited the consent of the holders of the WPX Notes (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture dated as of September 8, 2014 (the “WPX Base Indenture”), between WPX Energy, Inc. (“WPX”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “WPX Trustee”), governing the WPX Notes (collectively, the “Proposed Amendments”). The Proposed Amendments eliminated or revised certain of the restrictive covenants in the WPX Base Indenture and the supplemental indentures relating to the WPX Notes, including the merger covenant and events of default other than payment-related events of default, and reduced to three business days the minimum period for notices of redemption. The Company received the requisite consents from holders of each series of WPX Notes and WPX entered into a supplemental indenture, dated as of June 9, 2021 (the “WPX Supplemental Indenture”), by and among WPX and the WPX Trustee to effect the Proposed Amendments.

The foregoing summary of the WPX Supplemental Indenture is qualified in its entirety by reference to the terms of the WPX Base Indenture (incorporated by reference to Exhibit 4.1 of WPX’s Current Report on Form 8-K filed on September 8, 2014) and the WPX Supplemental Indenture. The WPX Supplemental Indenture is filed as Exhibit 4.5 to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

4.1	Indenture, dated as of July 12, 2011, between the Company and the Devon Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K filed July 12, 2011; File No. 001-32318).

4.2	Supplemental Indenture No. 6, dated as of June 9, 2021, between the Company and the Devon Trustee.

4.3	Supplemental Indenture No. 7, dated as of June 9, 2021, between the Company and the Devon Trustee.

4.4	Indenture, dated as of September 8, 2014, between WPX. and the WPX Trustee (incorporated herein by reference to Exhibit 4.1 to WPX’s Form 8-K filed September 8, 2014; File No. 001-35322).

4.5	Supplemental Indenture No. 7, dated as of June 9, 2021, between WPX and the WPX Trustee.

10.1	Registration Rights Agreement, dated June 9, 2021, by and among the Company, BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Date: June 9, 2021	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Executive Vice President and Chief Financial Officer